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                                 EXHIBIT (5)(b)

                              FORM OF APPLICATION

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Transamerica financial life                       Mail the application and a check to:               Product Name: TRIPLE ADVANTAGE
    insurance company                       Transamerica Financial Life Insurance Company
                                                         Administrative Office                                     Variable Annuity
[GRAPHIC] Home Office: Purchase, NY                    Attn: Variable Annuity Dept.                                     Application
                                                         4333 Edgewood Road N.E.
                                                       Cedar Rapids, IA 52499-0001
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1.   OWNER INFORMATION                                         4.   TYPE OF ANNUITY

(If no Annuitant is specified in #2, the Owner will be the     [_] Non-qualified  Qualified Types: [_] IRA [_] Roth IRA [_] SEP/IRA
Annuitant.) In the event the owner and/or beneficiary is a
trust, MUST COMPLETE and SUBMIT the "Trustee Certification                              [_] 403(b) [_] Keogh [_] Roth Conversion
of Trust" form.
                                                                                        [_] Other _______________________________
First Name: ______________________________________________
                                                               IRA / SEP / ROTH IRA
Last Name: _______________________________________________
                                                               $_______________ Contribution for tax year __________
Address: _________________________________________________
                                                               $_______________ Trustee to Trustee Transfer
City, State: _____________________________________________
                                                               $_______________ Rollover from [_] IRA [_] 403(b) [_] Pension
Zip: __________-__________ Telephone: ____________________
                                                                                [_] Other _______________________________________

Date of Birth: _________________ Sex: [_] Female               ROTH IRA Rollover

SS#/TIN: _______________________      [_] Male                 ____________________ Date first established or date of conversion

1b.  JOINT OWNER(S)                                            $___________________ Portion previously taxed

Note: Non-Qualified contracts only.                            5.  GUARANTEED MINIMUM DEATH BENEFITS

First Name: ______________________________________________     Your selection cannot be changed after the policy has been

Last Name: _______________________________________________     issued. If no option is specified, the Return of Premium

Address: _________________________________________________     Death Benefit will apply.

City, State: _____________________________________________     [_]  Annual Step-up Death Benefit, available for issue

Zip: __________-__________ Telephone: ____________________          through age 80. Daily M&E Risk Fee and Administrative

Date of Birth: _________________  Sex: [_] Female                   Charge is 1.45% annually.

SS#/TIN: _______________________       [_] Male                [_]  Return of Premium Death Benefit, available for issue

2.   ANNUITANT                                                      through age 90. Daily M&E Risk Fee and Administrative

Complete only if different from Owner.                              Charge is 1.30% annually.
Note: Non-Qualified contracts only.
                                                               6.   REBALANCING
First Name: ______________________________________________
                                                               [_] Quarterly     [_] Semi-Annually     [_] Annually
Last Name: _______________________________________________
                                                               I elect to rebalance the variable subaccounts according to my
Address: _________________________________________________
                                                               Allocation of Purchase Payments using the frequency indicated
City, State: _____________________________________________
                                                               above (Not available with DCA).
Zip: _________-_________ Telephone: ______________________
                                                               If you would like to rebalance to a mix other than the
Date of Birth: _________________  Sex: [_] Female
                                                               indicated Allocation of Purchase Payments, please complete the
SS#/TIN: _______________________       [_] Male
                                                               Optional Programs Form.
3.   BENEFICIARY(IES) DESIGNATION

Primary Contingent Name          Relationship

[_]     [_]       _______________________ ___________ ___%

[_]     [_]       _______________________ ___________ ___%

[_]     [_]       _______________________ ___________ ___%
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Page 1 of 3                                                                                                        813-A(NY)-1002
DTA-APP (NY) 10/02                                                                                          TRIPLE ADVANTAGE 5/03
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7. ALLOCATION OF PURCHASE PAYMENTS                             8. DOLLAR COST AVERAGING PROGRAM

WE RESERVE THE RIGHT TO (I) REFUSE PREMIUM                     If DCA is selected as an initial purchase payments allocation
PAYMENTS TO THE FIXED ACCOUNT, AND (II) PROHIBIT               option under Section 7, please complete the following
TRANSFERS TO THE FIXED ACCOUNT.                                information to provide allocations in order to start the Dollar
                                                               Cost Averaging Program.

The invested amount will be allocated as indicated below.
If Dollar Cost Averaging, Section 8 must be completed in       SPECIAL DCA FIXED ACCOUNTS:
order to begin the Dollar Cost Averaging Program.              [_] Special 6-month DCA Fixed Account (when available)
                                                               [_] Special 12-month DCA Fixed Account (when available)

Initial Purchase Payments $____________ Make check payable     DCA FIXED ACCOUNTS:
to Transamerica Financial Life Insurance Company.              Specify fixed account and frequency of transfer.
                                                               Minimum transfer $250; monthly (6-24); quarterly (4-8).
DOLLAR COST AVERAGING ACCOUNT                   ________ .0%   [_] Money Market             __Monthly __Quarterly  __#Transfers
(Must also complete Section 8 Dollar Cost Averaging Program)   [_] 1 Year Fixed Account     __Monthly __Quarterly  __#Transfers
                                                               [_] Quality Bond             __Monthly __Quarterly  __#Transfers
                                                               [_] Limited Term High Income __Monthly __Quarterly  __#Transfers
SUBACCOUNTS:
Dreyfus Appreciation Portfolio -                               TRANSFER TO SUBACCOUNTS:
   Service Class                                ________ .0%   Dreyfus Appreciation Portfolio -
Dreyfus Balanced Portfolio -                                      Service Class                                    ________ .0%
    Service Class                               ________ .0%   Dreyfus Balanced Portfolio -
Dreyfus Core Bond Portfolio -                                     Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Core Bond Portfolio -
Dreyfus Core Value Portfolio -                                    Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Core Value Portfolio -
Dreyfus Disciplined Stock Portfolio -                             Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Disciplined Stock Portfolio -
Dreyfus Emerging Leaders Portfolio -                              Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Emerging Leaders Portfolio -
Dreyfus Emerging Markets Portfolio -                              Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Emerging Markets Portfolio -
Dreyfus Founders Discovery Portfolio -                            Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Founders Discovery Portfolio -
Dreyfus Founders Growth Portfolio-                                Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Founders Growth Portfolio-
Dreyfus Founders International Equity                             Service Class                                    ________ .0%
   Portfolio - Service Class                    ________ .0%   Dreyfus Founders International Equity
Dreyfus Founders Passport Portfolio -                             Portfolio - Service Class                        ________ .0%
   Service Class                                ________ .0%   Dreyfus Founders Passport Portfolio -
Dreyfus Growth and Income Portfolio -                             Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Growth and Income Portfolio -
Dreyfus International Equity Portfolio -                          Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus International Equity Portfolio -
Dreyfus International Value Portfolio -                           Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus International Value Portfolio -
Dreyfus Japan Portfolio -                                         Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus Japan Portfolio -
Dreyfus Limited Term High Income Portfolio                        Service Class                                    ________ .0%
   - Service Class                              ________ .0%   Dreyfus Limited Term High Income Portfolio -
Dreyfus MidCap Stock Portfolio -                                  Service Class                                    ________ .0%
   Service Class                                ________ .0%   Dreyfus MidCap Stock Portfolio -
                                                                  Service Class                                    ________ .0%
Dreyfus Money Market Portfolio                  ________ .0%
Dreyfus Quality Bond Portfolio                                 Dreyfus Money Market Portfolio                      ________ .0%
   - Service Class                              ________ .0%
Dreyfus Small Cap Portfolio                                    Dreyfus Quality Bond Portfolio -
   - Service Class                              ________ .0%      Service Class                                    ________ .0%
Dreyfus Small Company Stock Portfolio -                        Dreyfus Small Cap Portfolio -
   Service Class                                ________ .0%      Service Class                                    ________ .0%
Dreyfus Socially Responsible Growth Fund,                      Dreyfus Small Company Stock Portfolio -
   Inc. - Service Class                         ________ .0%      Service Class                                    ________ .0%
Dreyfus Special Value Portfolio                                Dreyfus Socially Responsible Growth Fund, Inc.
   - Service Class                              ________ .0%      - Service Class                                  ________ .0%
Dreyfus Stock Index Fund -                                     Dreyfus Special Value Portfolio -
   Service Class                                ________ .0%      Service Class                                    ________ .0%
Dreyfus Technology Growth Portfolio -                          Dreyfus Stock Index Fund -
   Service Class                                ________ .0%      Service Class                                    ________ .0%
                                                               Dreyfus Technology Growth Portfolio -
Transamerica Equity                             ________ .0%      Service Class                                    ________ .0%

________________________________________        ________ .0%   Transamerica Equity                                 ________ .0%

________________________________________        ________ .0%   ______________________________________________      ________ .0%

FIXED ACCOUNTS:                                                ______________________________________________      ________ .0%
1 Year Fixed  _______ .0%   5 Year Fixed        ________ .0%
                                                               ______________________________________________      ________ .0%
3 Year Fixed  _______ .0%   7 Year Fixed        ________ .0%

                        TOTAL VARIABLE AND FIXED  100%                                                  TOTAL MUST = 100%
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DTA-APP (NY) 10/02

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9. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE                    10. AGENT INFORMATION

..   Unless I have notified the Company of a community or       Do you have any reason to believe the annuity applied for will
    marital property interest in this contract, the Company    replace or change any existing annuity or life insurance?
    will rely on good faith belief that no such interest
    exists and will assume no responsibility for inquiry.      [_]  No          [_]  Yes

..   To the best of my knowledge and belief, my answers to      I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY
    the questions on this application are correct and true.    COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR
                                                               HIS/HER NEEDS.
..   I am in receipt of a current prospectus for this
    variable annuity.
                                                               Registered Rep/Licensed Agent Name:____________________________
..   This application is subject to acceptance by
    Transamerica Financial Life Insurance Company. If this     Please print First Name:_______________________________________
    application is rejected for any reason, Transamerica
    Financial Life Insurance Company will be liable only for   Please print Last Name:________________________________________
    return of purchase payments paid.
                                                               Signature:_____________________________________________________

                                                               Rep Phone #:___________________________________________________
[_] Check here if you want a copy of "Statement of
    Additional Information" sent to you.                       SS # / TIN:____________________________________________________

                                                               Rep. License #:________________________________________________
    Will this annuity replace or change any existing annuity
    or life insurance? [_] No [_] Yes (If yes, complete the    Firm Name:_____________________________________________________
    following)
                                                               Firm Address:__________________________________________________
Company:____________________________________________________

Policy No.:_________________________________________________
                                                               For Registered Representative Use Only - Contact your home office for program information.
I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND               [_] Option A  [_] Option B  [_] Option C  [_] Option D
FIND THIS COVERAGE SUITABLE FOR MY NEEDS.                      (Once selected program cannot be changed)

Account values when allocated to any of the Variable
Options are not guaranteed as to fixed dollar amount.

Signed at: __________________________________________________
            City                State                  Date


Owner(s) Signature:__________________________________________


Joint Owner(s) Signature:____________________________________


Annuitant Signature: (if not Owner)__________________________
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DTA-APP (NY) 10/02